Supplement Dated June 12, 2017
To The Prospectus Dated April 24, 2017

JNL® Variable Fund LLC

Please note that the changes may apply to your variable annuity and/or variable life product(s).

Investment Strategy, Investment Objective, and Name Change for JNL/Mellon Capital Global 30 Fund

On June 1-2, 2017, the Board of Managers of the JNL Variable Fund LLC approved a change in investment strategy for JNL/Mellon Capital Global 30 Fund (the "Fund"), as well as a change to the Fund's investment objective and a change to the Fund's name (the "Fund Changes").  Effective September 25, 2017, the strategy of the Fund will be to invest, under normal circumstances, at least 80% of its assets in the stocks included in the MSCI World Index or derivative securities economically related to the MSCI World Index, and the name of the Fund will change to JNL/Mellon Capital MSCI World Index Fund.  The Fund Changes are not subject to shareholder approval and are expected to take place on or about September 25, 2017.

Fund Name Changes Effective September 25, 2017

On June 1-2, 2017, the Board of Managers of the JNL Variable Fund LLC ("JNLVF") approved name changes for the following Funds of the JNLVF (the "Name Changes"):

Current Fund Names	New Fund Names Effective September 25, 2017
JNL/Mellon Capital Communications Sector Fund	JNL/Mellon Capital Telecommunications Sector Fund
JNL/Mellon Capital Consumer Brands Sector Fund	JNL/Mellon Capital Consumer Discretionary Sector Fund
JNL/Mellon Capital Nasdaq® 100 Fund	JNL/Mellon Capital Nasdaq® 100 Index Fund
JNL/Mellon Capital Oil & Gas Sector Fund	JNL/Mellon Capital Energy Sector Fund
JNL/Mellon Capital Technology Sector Fund	JNL/Mellon Capital Information Technology Sector Fund

The Name Changes are not subject to shareholder approval and are expected to take place on or about September 25, 2017.

This Supplement is dated June 12, 2017.